INVESTOR PRESENTATION SECOND QUARTER FISCAL YEAR 2020 www.matw.com | Nasdaq: MATW

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not expectations. Although the Company believes that the expectations reflected in such forward-looking statements are contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic results to differ materially from the results discussed in such forward-looking statements principally include changes in initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost reduction Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the financial performance under GAAP and should not be considered as an alternative to net income or other performance Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on used by other companies. Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). The Company has also presented adjusted net income and adjusted earnings per share and believes each measure The information contained in this presentation, including any financial data, is made as of March 31, 2020 unless provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s otherwise noted. The Company does not, and is not obligated to, update this information after the date of such information. management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides Included in this report are measures of financial performance that are not defined by generally accepted accounting the Company with an understanding of the results from the primary operations of our business by excluding the effects of principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that These measures provide management with insight into the earning value for shareholders excluding certain costs, not management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management basis. believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes The Company has also presented net debt and believes that this measure provides relevant and useful information, which do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that is widely used by analysts and investors as well as by our management. This measure provide management with insight on management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The analysts and investors, to assess the Company’s leverage. Company believes that the presentation of these non-GAAP financial measures, when considered together with the Lastly, the Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained and useful information, which is widely used by analysts and investors as well as by our management. These measures absent these disclosures. provide management with insight on the cash generated by operations, excluding capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. © 2020 Matthews International Corporation. All Rights Reserved. 2

BUSINESS OVERVIEW

ROOTED IN IDENTIFICATION PRODUCTS FOUNDED in 1850 TODAY • Marking Products • SGK Brand Solutions • Printing Plates • Memorialization • Bronze Plaques • Industrial Technologies © 2020 Matthews International Corporation. All Rights Reserved. 4

FISCAL 2019 SEGMENT SALES (% of Total ) SGK Brand Memorialization Solutions 42% 48% Industrial Technologies 10% © 2020 Matthews International Corporation. All Rights Reserved. 5

COVID-19 IMPACTS CRITICAL SUPPLIER IN MOST OF OUR BUSINESSES • Continuing operations as an essential supplier • Safeguarding our employees is top priority • Meeting demand with virtual information technology enabled environment - globally COMMERCIAL IMPACTS VARY • Memorialization – Recent higher casket volume; temporary delayed orders for memorialization products • SGK Brand Solutions – Relatively stable sales from CPG clients; other businesses vary. • Industrial Technologies – Customer delays in warehouse automation but backlog remains strong; potential project deferrals LIQUIDITY AVAILABLE • Cash on hand • Capacity under extended domestic credit facility • Strict cash management © 2020 Matthews International Corporation. All Rights Reserved. 6

GLOBAL PRODUCTS AND SERVICES SALES ACROSS DIVERSE BUSINESSES (FY19) AMERICAS EUROPE ASIA-PACIFIC / OTHER 68% 28% 4% ~11,000 EMPLOYEES | 6 CONTINENTS | OVER 25 COUNTRIES NASDAQ LISTED – 31.3M Shares outstanding as of March 31, 2020 © 2020 Matthews International Corporation. All Rights Reserved. 7

BRAND SOLUTIONS © 2020 Matthews International Corporation. All Rights Reserved.

PACKAGING PRODUCTION: OUR CORE BUSINESS From Logo To Shelf BRAND BRAND ASSETS, PACKAGING LAYOUT, COLOR CONTROL PRINTED CREATIVE CLIENT & LEGAL PRODUCTION ART & & PRINT TOOLING PACKAGING SKU’s & DESIGN INPUTS COLOR SEPARATION start © 2020 Matthews International Corporation. All Rights Reserved. 9

TOOLING EXPERTISE Taking Ideas To Finished Products. We are a leading global designer and supplier of rotary tools and services for printing, texturing and converting of packaging and other non-woven materials with new opportunities in energy storage. © 2020 Matthews International Corporation. All Rights Reserved. 10

SGK BRAND SOLUTIONS SERVICING GLOBAL AND REGIONAL CLIENTS FOOD / GLOBAL PHARMA / GLOBAL OTHER • Longstanding relationships with BEVERAGE CLIENTS HEALTHCARE RETAILER LEADING a large, blue chip customer base CLIENTS CLIENTS BRANDS consisting of many Fortune 100 and Fortune 50 companies • “Strategic” relationships rather than “vendor” relationships – more valued client engagement • Critical service provider in marketing execution of top worldwide brands, particularly where global consistency is highly valued © 2020 Matthews International Corporation. All Rights Reserved.

© 2020 Matthews International Corporation. All Rights Reserved.

PRODUCTS Cremation and Incineration Cemetery Products Funeral Home Products Equipment Market Position (U.S.) Bronze Memorials - #1 Caskets - #2 Cremation Equipment - #1 Granite Memorials - #1 Core Geographies North America, Italy, Australia United States Global © 2020 Matthews International Corporation. All Rights Reserved. 13

OUR MARKETS Product Markets* Casketed Deaths vs. Total Deaths* Cremation Equipment / * * Services Cremation Products / Other Caskets Granite Memorials Bronze Memorials Full-service provider – leading position across key Relatively stable demand driven by predictable trends: product markets increased deaths and rising cremation rates Customer base consolidating but still fragmented *Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. © 2020 Matthews International Corporation. All Rights Reserved. 14

© 2020 Matthews International Corporation. All Rights Reserved.

PRODUCT IDENTIFICATION Matthews A Market Leader New Market Drop on Opportunity Demand 28% Non-contact ink-jet printing units Continuous apply print on products. Printing Inkjet 46% Technologies New Technology Print & Apply 11% Jetting Assembly Laser Limited 15% Offering Sleeve Improved Reliability + 75% lower cost of Source: Technavio Report (May 2017) ownership + Reduced downtime © 2020 Matthews International Corporation. All Rights Reserved. 16

WAREHOUSE AUTOMATION AND APPLIED TECHNOLOGIES Autonomous Vehicle Navigation Industrial’s Pyramid unit introduced Industrial’s Pick-to-Light Systems Multiple integrated distribution and The market looks to Matthews as a trail a new warehouse execution solution, utilizing light indicators for sorting fulfillment systems (including blazer for applying robotics in fulfillment Continuous Intelligent Operations and control of merchandise. laser-based identification and and distribution applications. to enhance automated distribution dimensioning technologies) operations — from communicate in a warehouse to receiving to shipping. identify and route items and parcels through the facility and out to a customer. © 2020 Matthews International Corporation. All Rights Reserved. 17

FINANCIAL OVERVIEW

VALUE CREATION ORGANIC • Expanding market penetration with existing products • Synergies and manufacturing / cost structure improvements • New product introductions ACQUISITIONS • Support segment business plans; fill product / geographic gaps • Leverage existing operating infrastructure • Achieve long-term annual return (EBITDA) on invested capital of at least 14% SHARE REPURCHASES • Opportunistic - Repurchase in periods of excess cash flow - Current remaining authorization: 0.6 million shares © 2020 Matthews International Corporation. All Rights Reserved. 19

CONSOLIDATED RESULTS (Dollars in thousands, Fiscal Year Ended September 30, YTD March 31, except per share data) 2017 2018 2019 2019 2020 (unaudited) (unaudited) Consolidated Sales $ 1,515,608 $ 1,602,580 $ 1,537,276 $ 765,577 $ 739,744 Net Income Attributable to Matthews $ 74,368 $ 107,371 $ (37,988) $ 18,514 $ (96,830) Total Adjusted EBITDA(1) $ 238,683 $ 255,114 $ 220,872 $ 102,669 $ 89,627 Diluted EPS $ 2.28 $ 3.37 $ (1.21) $ 0.58 $ (3.11) Non-GAAP Adjusted EPS(2) $ 3.60 $ 3.96 $ 3.31 $ 1.40 $ 1.10 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA and non-GAAP adjusted EPS. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. (2) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2020 Matthews International Corporation. All Rights Reserved. 20

SEGMENT OPERATING RESULTS (Dollars in thousands) Fiscal Year Ended September 30, YTD March 31, 2017 2018 2019 2019 2020 Sales: (unaudited) (unaudited) SGK Brand Solutions $ 770,181 $ 805,274 $ 743,869 $ 375,951 $ 347,735 Memorialization 615,882 631,392 636,892 316,062 316,224 Industrial Technologies 129,545 165,914 156,515 73,564 75,785 Consolidated Sales $ 1,515,608 $ 1,602,580 $ 1,537,276 $ 765,577 $ 739,744 Adjusted EBITDA: SGK Brand Solutions $ 144,783 $ 150,233 $ 119,493 $ 56,721 $ 40,962 Memorialization 139,192 145,487 134,286 65,286 65,286 Industrial Technologies 18,481 25,864 24,082 8,387 10,526 Corporate and Non-Operating (63,773) (66,470) (56,989) (27,725) (27,147) Total Adjusted EBITDA(1) $ 238,683 $ 255,114 $ 220,872 $ 102,669 $ 89,627 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2020 Matthews International Corporation. All Rights Reserved. 21

FREE CASH FLOW YIELD (Dollars in thousands) Fiscal Year Ended September 30, 2017 2018 2019 Cash Provided from Operating Activities $ 149,299 $ 147,574 $ 131,083 Less: Capital Expenditures (44,935) (43,200) (37,688) Free Cash Flow $ 104,364 $ 104,374 $ 93,395 Market Capitalization 2,001,249 1,608,551 1,109,112 Free Cash Flow Yield 5.21% 6.49% 8.42% Free Cash Flow Yield (based on 3/31/2020 Market Capitalization) 12.35% Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to free cash flow and free cash flow yield. © 2020 Matthews International Corporation. All Rights Reserved. 22

EARNINGS PER SHARE (EPS) Diluted EPS Non-GAAP Adjusted EPS(1) $3.96 $4.00 $3.37 $4.00 $3.60 $3.38 $3.31 $2.28 $3.50 $3.00 $2.03 $3.03 $1.91 $3.00 $2.00 $2.50 $1.00 $2.00 $1.50 $0.00 $1.00 -$1.00 -$1.21 $0.50 -$2.00 $0.00 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to non-GAAP adjusted EPS. (1) Non-GAAP adjusted EPS reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix B. © 2020 Matthews International Corporation. All Rights Reserved. 23

SALES AND TOTAL ADJUSTED EBITDA (Dollars in millions) Consolidated Sales Total Adjusted EBITDA (1) $1,602.6 $1,537.3 $1,480.5 $1,515.6 $300.0 $1,600.0 $1,426.1 $255.1 $1,400.0 $239.6 $238.7 $250.0 $216.0 $220.9 $1,200.0 $200.0 $1,000.0 $800.0 $150.0 $600.0 $100.0 $400.0 $50.0 $200.0 $0.0 $0.0 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A. © 2020 Matthews International Corporation. All Rights Reserved. 24

COMMON STOCK PRICE $70.00 $62.25 $60.76 $60.00 $48.97 $50.15 $50.00 $43.89 $38.08 $40.00 $35.18 $35.36 $35.39 $30.73 $29.82 $30.00 $20.00 $10.00 $0.00 09/30/2009 09/30/2010 09/30/2011 09/30/2012 09/30/2013 09/30/2014 09/30/2015 09/30/2016 09/30/2017 09/30/2018 09/30/2019 Note: Stock price obtained from NASDAQ for each respective month-end period. © 2020 Matthews International Corporation. All Rights Reserved. 25

CAPITAL ALLOCATION PRIORITIES Net Debt (1) Reduction • $34 million reduction in Q2 FY2020 • Near-term focus of cash flow on debt reduction Capitalization (in millions) Cash Dividend $1,659.9 • $0.80 per share for FY2019 $1,557.0 • $0.21 per share for Q2 FY2020 $719.2 Invest in Growth $591.2 • Capital investment of 2.5% to 3% of revenue Acquisitions • Extend capabilities in existing businesses $965.8 • Geographic expansion $940.7 Share Repurchases • Repurchase in periods of excess cash flow 9/30/2019 3/31/2020 • 0.6 million shares authorized Debt Shareholders' Equity Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to newt debt and total adjusted EBITDA. (1) Net debt is total debt, net of cash and cash equivalents. See reconciliation in Appendix D © 2020 Matthews International Corporation. All Rights Reserved. 26

INSTITUTIONAL SHAREHOLDERS Shares March 31, 2020 BlackRock, Inc. 4,674,552 The Vanguard Group, Inc. 3,515,772 Franklin Resources, Inc. 2,854,757 Dimensional Fund Advisors, L.P. 1,919,463 Clarkston Capital Partners, LLC 1,537,853 Wellington Management Group, LLP 1,057,332 State Street Corporation 1,040,482 Aristotle Capital Boston, LLC 1,028,395 Ameriprise Financial, Inc. 609,181 Gamco Investors, Inc. et al 596,031 Top Ten Institutions 18,833,818 60.2% of outstanding shares Remaining Institutions 7,687,168 Total Institutional Ownership 26,520,986 84.8% of outstanding shares Note: Institutional share information obtained from Nasdaq as of May 19, 2020 © 2020 Matthews International Corporation. All Rights Reserved. 27

APPENDICES

TOTAL ADJUSTED EBITDA
(NON-GAAP RECONCILIATION)

APPENDIX A

(Dollars in thousands) (unaudited)	Fiscal Year Ended September 30, 2017	2018	2019	YTD March 31, 2019	2020
Net income (loss)	$ 73,933	$ 107,111	$ (38,889)	$ 18,178	$ (96,901)
Income tax provision (benefit)	22,354	(9,118)	806	440	(16,463)
Income (loss) before income taxes	96,287	97,993	(38,083)	18,618	(113,364)
Net loss attributable to noncontrolling interests	435	260	901	336	71
Interest expense	26,371	37,427	40,962	20,560	18,853
Depreciation and amortization	67,981	76,974	90,793	40,276	58,250
Acquisition costs (1)	17,722	10,918	10,872	5,406	2,608
ERP integration costs (2)	8,026	10,864	7,508	3,982	1,415
Loss recoveries, net of costs (3)	(10,683)	-	-	-	-
Strategic initiatives and other charges (4)	9,209	5,266	13,449	2,112	19,470
Joint Venture depreciation, amortization, interest expense and other charges (5)	-	-	1,514	-	2,259
Non-recurring / incremental COVID-19 costs (6)	-	-	-	-	663
Goodwill write-down (7)	-	-	77,572	-	90,408
Net realized (gain) loss on divestitures and asset dispositions (8)	-	(3,771)	3,853	4,465	-
Stock-based compensation	14,562	13,460	7,729	5,013	4,539
Non-service pension and postretirement (9)	8,773	5,723	3,802	1,901	4,455
Total Adjusted EBITDA	$ 238,683	$ 255,114	$ 220,872	$ 102,669	$ 89,627

Note: See Disclaimer (Page 2) for Management's assessment of supplemental information related to total adjusted EBITDA.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(7) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(8) Includes loss on the sale of a controlling interest in a subsidiary within the Memorialization segment of $4,465 for the three months ended December 31, 2018; loss on divestitures of $6,469 within the Memorialization segment for the fiscal year ended September 30, 2019; net gains from sale of buildings and vacant properties of $7,347 for the fiscal year ended September 30, 2019; and realized loss and gain of $4,731 for the fiscal year ended September 30, 2019 and $3,771 for the fiscal year ended September 30, 2018, respectively.

(9) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

Matthews INTERNATIONAL
© 2020 Matthews International Corporation. All Rights Reserved.
29

ADJUSTED NET INCOME & EPS

(NON-GAAP RECONCILIATION)

APPENDIX B

(Dollars in thousands, except per share data) (unaudited)	Fiscal Year Ended September 30, 2017	per share	2018	per share	2019	per share	YTD March 31, 2019	per share	2020	per share
Net income (loss) attributable to Matthews	$ 74,368	$ 2.28	$ 107,371	$ 3.37	$ (37,988)	$ (1.21)	$ 18,514	$ 0.58	$ (96,830)	$ (3.11)
Acquisition costs (1)	13,828	0.42	8,129	0.26	8,371	0.27	4,000	0.13	1,956	0.07
ERP integration costs (2)	6,787	0.21	8,039	0.25	5,781	0.18	2,947	0.09	1,061	0.03
Loss recoveries, net of costs (3)	(7,478)	(0.23)	-	-	-	-	-	-	-	-
Strategic initiatives and other charges (4)	6,722	0.21	3,897	0.13	10,591	0.34	1,563	0.05	14,738	0.47
Joint Venture intangible amortization expense and other charges (5)	-	-	-	-	266	0.01	-	-	872	0.03
Non-recurring / incremental COVID-19 costs (6)	-	-	-	-	-	-	-	-	497	0.02
Goodwill write-down (7)	-	-	-	-	76,316	2.42	-	-	81,861	2.63
Net realized (gain) loss on divestitures and asset dispositions (8)	-	-	(2,791)	(0.09)	3,232	0.10	3,304	0.10	-	-
Non-service pension and postretirement (9)	6,141	0.19	4,235	0.13	2,927	0.09	1,408	0.05	3,341	0.10
Intangible amortization expense	16,319	0.50	23,356	0.73	35,232	1.12	13,040	0.41	26,861	0.86
Tax related (10)	485	0.02	(25,967)	(0.82)	(300)	(0.01)	(300)	(0.01)	-	-
Adjusted net income	$ 117,172	$ 3.60	$ 126,269	$ 3.96	$ 104,428	$ 3.31	$ 44,476	$ 1.40	$ 34,357	$ 1.10

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 25% for the three and six months ended March 31, 2020, 26% for the three and six months ended March 31, 2019, and 23.0%, 26.0% and 30.0% for the fiscal years ended September 30, 2019, 2018 and 2017, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Represents loss recoveries, net of related costs, related to the theft of funds by a former employee.

(4) Includes certain non-recurring costs primarily associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(5) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(6) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(7) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(8) Includes loss on the sale of a controlling interest in a subsidiary within the Memorialization segment of $4,465 for the six months ended March 31, 2019; loss on divestitures of $6,469 within the Memorialization segment for the fiscal year ended September 30, 2019; net gains from sale of buildings and vacant properties of $7,347 for the fiscal year ended September 30, 2019; and realized loss and gain of $4,731 for the fiscal year ended September 30, 2019 and $3,771 for the fiscal year ended September 30, 2018, respectively.

(9) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(10) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,000, for the fiscal year ended September 30, 2018.

Matthews INTERNATIONAL
© 2020 Matthews International Corporation. All Rights Reserved.
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ADDITIONAL SEGMENT INFORMATION SUPPLEMENTAL ASSET DATA APPENDIX C (Dollars in thousands) SGK Brand Industrial Corporate and (unaudited) Solutions Memorialization Technologies Non-Operating Total Fiscal 2019 Operating assets (1) $ 397,544 $ 263,685 $ 53,133 $ 22,110 $ 736,472 Intangible assets, net 664,168 459,423 123,865 - 1,247,456 Other 44,564 107,269 14,535 40,307 206,675 Total assets $ 1,106,276 $ 830,377 $ 191,533 $ 62,417 $ 2,190,603 Fiscal 2018 Operating assets (1) $ 408,167 $ 265,352 $ 64,655 $ 26,515 $ 764,689 Intangible assets, net 785,155 479,450 128,199 - 1,392,804 Other 91,731 69,998 4,001 34,521 200,251 Total assets $ 1,285,053 $ 814,800 $ 196,855 $ 61,036 $ 2,357,744 Fiscal 2017 Operating assets (1) $ 391,716 $ 262,515 $ 55,040 $ 17,273 $ 726,544 Intangible assets, net 797,779 440,189 84,208 - 1,322,176 Other 86,800 38,444 22,224 48,461 195,929 Total assets $ 1,276,295 $ 741,148 $ 161,472 $ 65,734 $ 2,244,649 (1) Operating assets include accounts receivable, inventories and property, plant and equipment. © 2020 Matthews International Corporation. All Rights Reserved. 31

NET DEBT (NON-GAAP RECONCILIATION) APPENDIX D (Dollars in thousands) Fiscal Year Ended September 30, March 31, (unaudited) 2017 2018 2019 2020 Balance Sheet Information: Long-term debt, current maturities $ 29,528 $ 31,260 $ 42,503 $ 26,077 Long-term debt 881,602 929,342 898,194 939,753 Total debt 911,130 960,602 940,697 965,830 Less: Cash and cash equivalents 57,515 41,572 35,302 72,338 Net Debt $ 853,615 $ 919,030 $ 905,395 $ 893,492 Note: See Disclaimer (Page 2) for Management’s assessment of supplemental information related to net debt. © 2020 Matthews International Corporation. All Rights Reserved. 32

Proprietary and confidential. © 2020 Matthews International Corporation. All rights reserved. No part of this document may be reproduced or utilized in any form or by any means, electronic or mechanical, including photocopying, recording, or by any information storage or retrieval systems, without permission in writing from Matthews International Corporation. This document is intended only for the use of the individual or entity to whom it is addressed and contains information that is privileged, confidential or otherwise exempt from disclosure under applicable law. All recipients of this document are notified that the information contained herein includes proprietary and confidential information of Matthews International Corporation and recipient may not make use of, disseminate, or in any way disclose this document or any of the enclosed information to any person other than employees of addressee to the extent necessary for consultations with authorized personnel of Matthews International Corporation.